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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      1-10434                  13-1726769
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                          Identification Number)


        PLEASANTVILLE, NEW YORK                              10570-7000
 (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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                                                             Page 1 of 6 pages.

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ITEM 5.  OTHER EVENTS.

         Filed herewith is The Reader's Digest Association, Inc.'s news release, issued on October 21, 2002, relating to the company's revised earnings guidance (Exhibit 99.1).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

          NUMBER                             DESCRIPTION
          ------                             -----------

          99.1 The Reader's Digest Association, Inc.'s news release, issued on October 21, 2002, relating to the company's revised earnings guidance.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE READER'S DIGEST ASSOCIATION, INC.
                                                     (Registrant)


DATE:  October 21, 2002
                                               /s/     THOMAS D. BARRY
                                               --------------------------------
                                                       THOMAS D. BARRY
                                                       Vice President and
                                                       Corporate Controller


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                                  EXHIBIT INDEX



EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

99.1 The Reader's Digest Association, Inc.'s news release, issued on October 21, 2002, relating to the company's revised earnings guidance.